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                                                                    Exhibit 10.9
                            MASTER LEASE AGREEMENT

MASTER LEASE AGREEMENT (the "Master Lease") dated October 13, 1995 by and between COMDISCO, INC. ("Lessor") and INSPIRE PHARMACEUTICALS, INC. ("Lessee")

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.18):

1.  Property Leased.

Lessor leases to Lessee all of the Equipment described on each Summary Equipment Schedule. In the event of a conflict, the terms of the applicable Schedule prevail over this Master Lease.

2.  Term.

On the Commencement Date, Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Summary Equipment Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3.  Rent and Payment.

Rent is due and payable in advance on the first day of each Rent Interval at the address specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay a Late Charge on the overdue amount. Upon Lessee's execution of each Schedule, Lessee will pay Lessor the Advance specified on the Schedule. The Advance will be credited towards the final Rent payment if Lessee is not then in default. No interest will be paid on the Advance.

4.  Selection; Warranty and Disclaimer of Warranties.

4.1 Selection. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statement made by the Lessor, other than as set forth in the Schedule.

4.2 Warranty and Disclaimer of Warranties. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Summary Equipment Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the willful misconduct or negligent acts of Lessor. In no event is Lessor responsible for special incidental or consequential damages.

5.  Title;  Relocation or Sublease; and Assignment.

5.1 Title. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee upon Lessor's request agrees to execute precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Summary Equipment Schedules as appropriate. Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold the Owner, Lessor, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so, except where such is caused by Lessor.

5.2 Relocation or Sublease. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United States provided (i) the Equipment will not be used by an entity exempt from federal income tax, and (ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the forms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) Lessee executes sublease documents acceptable to Lessor.

No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

5.3 Assignment by Lessor. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or

Assignee. In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligation to the Lessee and will not materially change Lessee's duties or materially increase the burdens of risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

(a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule; and

(b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim;

(c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6.  Net Lease; Taxes and Fees.

6.1 Net Lease. Each Summary Equipment Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts due hereunder is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

6.2 Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Summary Equipment Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state, local and franchise taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the equipment and pay all such property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7.  Care, Use and Maintenance;  Inspection by Lessor.

7.1 Care, Use and Maintenance. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available and considered common business practice for each item of Equipment, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer or self maintains, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term, provided re-certification is available and is required by Lessor. The lease term will continue upon the same terms and conditions until recertification has been obtained.

7.2 Inspection by Lessor. Upon reasonable advance notice, Leasee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for Inspection.

8. Representations and Warranties of Lessee. Lessee hereby represents, warrants and covenants that with respect to the Master Lease and each Schedule executed hereunder.

(a) The Lessee is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its Incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease of property of the conduct of its business requires such qualification, except for where such lack of qualification would not have a material adverse effect on the Company's business, and has full corporate power and authority to old property under the Master Lease and each Schedule and to enter into and perform its obligations under the Master Lease and each Schedule.

(b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule

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are not inconsistent with the Lessee's Articles of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not, contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.

(c) There are no actions, suits, proceedings or other patent claims pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

(d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

(e) The Lessee has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except the liabilities and obligations of the Lessee as set forth in the Financial Statements and Liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

(f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

(g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9.   Delivery and Return of Equipment.

Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Summary Equipment Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitation, expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall return the Equipment to Lessor at 6111 North River Road, Rosemont, Illinois 60018 or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be limited to the cost of returning the equipment to Lessor's address as set forth herein. During the period subsequent to receipt of a notice under Section 2, Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

10.  Labeling

Upon request, Lessee will mark the equipment indicating Lessor's interest with labels provided by Lessor. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11.  Indemnity.

With regard to bodily injury and property damage liability only, Lessee will indemnify and hold Lessor, and Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of the ownership (for strict liabilities in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment during the term of this Master Lease or until Lessee's obligations under the Master Lease terminate. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12.  Risk of Loss.

Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration, and will be primary without right of contribution from any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee will furnish appropriate evidence of such insurance acceptable to Lessor.

Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessee's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing with respect to that item of Equipment, Lessee's obligation to pay further Rent for the Item of Equipment will cease.

13.  Default, Remedies and Mitigation.

13.1 Default. The occurrence of any one or more of the following Events of Default constitutes a default under a Summary Equipment Schedule:

(a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) business days after written notice; or

(b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) business days after written notice; or

(c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

(d) The occurrence of an Event of Default under any Schedule, Summary Equipment Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

13.2 Remedies. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

(a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

(b)  recover from Lessee any damages and or expenses, including Default  Costs;

(c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty.

(d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

(e)  pursue any other remedy permitted by law or equity.

The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

13.3 Mitigation. Upon return of the Equipment pursuant to the terms of Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

(a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs, or

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(b)  if leased, the present value (discounted at 3 percent (3%) over the U.S.
Treasury Notes of comparable maturity to the term of the re-lease) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14.  Additional Provisions.

14.1 Board Attendance. One representative of Lessor will have the right to attend Lessee's corporate Board of Directors meetings and Lessee will give Lessor reasonable notice in advance of any special Board of Directors meeting, which notice will provide an agenda of the subject matter to be discussed at such board meeting. Lessee will provide Lessor with a certified copy of the minutes of each Board of Directors meeting within thirty (30) days following the date of such meeting held during the term of this Master Lease.

14.2 Financial Statements. As soon as practicable at the end of each month (and in any event within thirty (30) days), Lessee will provide to Lessor the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"). As soon as practicable at the end of each fiscal year, Lessee will provide to Lessor audited Financial Statements setting forth in comparative form the corresponding figures for the fiscal year (and in any event within ninety (90) days), and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee, Lessee will promptly furnish to Lessor any additional information including, but not limited to, tax returns, income statements, balance sheets and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations. After the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission.

14.3 Obligation to Lease Additional Equipment. Upon notice to Lessee, Lessor will not be obligated to lease any Equipment which would have a Commencement Date after said notice if, (i) Lessee is in default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the lender or any secured party, to demand immediate payment of any material indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform the obligations under this Master Lease or any Schedule.

14.4 Merger and Sale Provisions. Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9, Lessor hereby consents to any Merger in which the acquiring entity has a Moody's Bond Rating of BA3 or better or a commercially acceptable equivalent measure of creditworthiness as reasonably determined by Lessor.

14.5 Entire Agreement. This Master Lease and associated Schedules and Summary Equipment Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

14.6 No Waiver. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

14.7 Binding Nature. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHT OR OBLIGATIONS.

14.8 Survival of Obligations. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule, Summary Equipment Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

14.9 Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "the Comdisco Venture Group") or Lessee, at the address set out in the Schedule or, one day after it is sent by courier or on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the receiving party.

14.10 Applicable Law. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE, WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

14.11 Severability. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

14.12 Counterparts. This Master Lease and any Schedule may be executed in ay number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate."

14.13 Licensed Products. Lessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and to reproduce or sell the Licensed Products.

14.14 Secretary's Certificate. Lessee will, upon execution of this Master Lease, provide Lessor with a secretary's certificate of incumbency and authority.

14.15 Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

14.16 Landlord/Mortgagee Waiver. Lessee agrees to provide Lessor with a Landlord/Mortgagee Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

14.17 Equipment Procurement Charges/Progress Payments. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Master Lease, be required to remit any payments to any manufacturer or other third party until Lessee accepts the Equipment subject to this Master Lease.

14.18  Definitions.

Advance - means the amount due to Lessor by Lessee upon Lessee's execution of
-------
each Schedule.

Assignee - means an entity to whom Lessor has sold or assigned its rights as
--------
owner and Lessor of Equipment.

Casualty Loss - means the irreparable loss or destruction of Equipment.
-------------

Casualty Value - means the greater of the aggregate Rent, remaining to be paid
--------------
for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

Commencement Date - is defined in each Schedule.
-----------------

Default Costs - means reasonable attorney's fees and remarketing costs resulting
-------------
from a Lessee default or Lessor's enforcement of its remedies.

Delivery Date - means date of delivery of Inventory Equipment to Lessee's
-------------
address.

Equipment - means the property described on a Summary Equipment Schedule and any
---------
replacement for that property required or permitted by this Master Lease or a Schedule.

Event of Default - means the events described in Subsection 13.1.
----------------

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Fair Market Value - means the aggregate amount which would be obtainable in an
-----------------
arm's length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

Initial Term - means the period of time beginning on the first day of the first
------------
full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

Interim Rent - means the pro-rata portion of Rent due for the period from the
------------
Commencement Date through but not including the first day of the firs full Rent Interval included in the Initial Term.

Late Charge - means the lesser of five percent (5%) of the payment due or the
-----------
maximum amount permitted by the law of the state where the Equipment is located.

Licensed Products - means any software or other licensed products attached to
-----------------
the Equipment.

Like Equipment - means replacement Equipment which is lien free and of the same
--------------
model, type, configuration and manufacture as Equipment.

Merger - means any consolidate or merger of the Lessee with or into any other
------
corporation or entity, any sale or conveyance of all or substantially all of the assets of the Leasee to any other person or entity or any stock acquisition of the Lessee by any other person or entity in which Lessee is not the surviving entity.

Notice Period - means not less than ninety (90) days nor more than twelve (12)
-------------
months prior to the expiration of the lease term.

Owner - means the owner of Equipment.
-----

Rent - means the rent Lessee will pay for each item of Equipment expressed in a
----
Summary Equipment Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

Rent Interval - means a full calendar month or quarter as indicated on a
-------------
Schedule.

Schedule - means either an Equipment Schedule or a Licensed Products Schedule
--------
which incorporates all of the terms and conditions of this Master Lease.

Secured Party - means an entity to whom Lessor has granted a security Interest
-------------
for the purpose of securing a loan.

Summary Equipment Schedule - means a certificate provided by Lessor summarizing
--------------------------
all of the Equipment for which Lessor has received Lessee approved vendor invoices, purchase documents and/or evidence of delivery during a calendar quarter which will incorporate all of the terms and conditions of the related Schedule and this Master Lease and will constitute a separate lease for the equipment leased thereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.

INSPIRE PHARMACEUTICALS, INC.                   COMDISCO, INC.,
as Lessee                                       as Lessor

By:               /s/ Tim Gupton                By:        /s/ James P. Labe
               -------------------                       -------------------

Title:            CFO                           Title:        President
               -------------------                       -------------------

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                            EQUIPMENT SCHEDULE VL-1
                          DATED AS OF October 13, 1995
                           TO MASTER LEASE AGREEMENT
               DATED AS OF October 13, 1995 (THE "MASTER LEASE")




LESSEE:  INSPIRE PHARMACEUTICALS, INC.            LESSOR:  COMDISCO, INC.

Admin. Contact/Phone No.:                         Address for all Notices:
------------------------                          -----------------------

Dan Routhier                                      6111 North River Road
Manager, Finance & Operations                     Rosemont, Illinois 60018
(919) 941-9777                                    Attn.:  Venture Group
Address for Notices:
-------------------
4222 Emperor Blvd., Suite 470
Morrisville, NC 27560

Attn.:

Central Billing Location:                         Rent Interval:    Monthly
------------------------                          -------------
Same as Above

Attn.:

Lessee Reference No.:
                        -------------------
                        (24 digits maximum)

Location of Equipment:                            Initial Term:    48 months
---------------------                             ------------
Same as Above                                     (Number of Rent Intervals)

                                                  Lease Rate Factor:    2.481%
                                                  -----------------     ------

Attn.:

EQUIPMENT (as defined below):                     Advance:  $24,810.00
                                                  -------   ----------
                                                  Less Commitment Deposit
                                                         -        5,000.00
                                                                  --------
                                                  Due:          $19,810.00

        Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period October 17, 1995 through April 17, 1996 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,000,000 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.      Equipment Purchase

        This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in a value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) or (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgement at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

        Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

        (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

        (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than November 17, 1995*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:


  ORIGINAL EQUIPMENT INVOICE                    PERCENT OF ORIGINAL
             DATE                          MANUFACTURER'S NET EQUIPMENT
                                                COST PAID BY LESSOR
----------------------------------        ------------------------------
Between 5/1/95 and 11/17/95                           100%

Between 3/1/95 and 4/30/95                             80%

Between 12/1/94 and 2/28/95                            70%

Between 9/1/94 and 11/30/94                            65%

Between 6/1/94 and 8/31/94                             60%


        (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

        (iv) INVENTORY EQUIPMENT. Upon Lessee's request, Lessor may supply new or used Equipment from its inventory at rates provided by Lessor.

2.        Commencement Date

          The Commencement Date for each item of new on-order or used on-order Equipment will be the date Lessee approves the vendor invoice. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price, and the Commencement Date for inventory Equipment shall be the Delivery Date or if such inventory Equipment requires installation, the date such installation is completed. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.  Option to Extend

          So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.  Purchase Option

          So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term or extended term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 20% of Lessor's original equipment cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty
(30) days before the expiration date of the Initial Term or extended term.
Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.  Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

     Subsection 14.2 "Financial Statements" in line 3, delete "Board of
                      --------------------
  Directors" and insert "Series A Preferred stockholders".

  Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.


INSPIRE PHARMACEUTICALS, INC.                     COMDISCO, INC.
as Lessee                                         as Lessor


By:    /s/ Tim Gupton                      By:    /s/ James P. Labe
       -------------------------                  -------------------------

Title:       CFO                        Title:        President
       -------------------------                  -------------------------

Date:     10/13/95                       Date:        10/14/95
       -------------------------                  -------------------------

                                   EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE
                           --------------------------


  This Summary Equipment Schedule dated as of_____, 1995 is executed pursuant to Equipment Schedule No. VL-1 dated as of October 13, 1995 to the Master Lease Agreement dated as of October 13, 1995 between Comdisco, Inc. ("Lessor") and Inspire Pharmaceuticals, Inc. ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. VL-1 are incorporated herein and made part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.  For Period Beginning:               And Ending:
    --------------------                ----------

2.  Initial Term Starts on:             Initial Term:
    ----------------------              -------------
                                        (Number of Rent Intervals)

3.  Total Summary Equipment Cost:
    ----------------------------

4.  Lease Rate Factor:
    -----------------

5.  Rent:
--  ----

6.  Acceptance Doc Type:
    -------------------

                            EQUIPMENT SCHEDULE VL-2
                          DATED AS OF October 13, 1995
                           TO MASTER LEASE AGREEMENT
               DATED AS OF October 13, 1995 (THE "MASTER LEASE")




LESSEE:  INSPIRE PHARMACEUTICALS, INC.         LESSOR:  COMDISCO, INC.

Admin. Contact/Phone No.:                      Address for all Notices:
------------------------                       -----------------------

Dan Routhier                                   6111 North River Road
Manager, Finance & Operations                  Rosemont, Illinois 60018

(919) 941-9777                                 Attn.:  Venture Group
Address for Notices:
-------------------
4222 Emperor Blvd., Suite 470
Morrisville, NC 27560

Attn.:

Central Billing Location:                      Rent Interval:    Monthly
------------------------                       -------------
Same as Above

Attn.:

Lessee Reference No.:
                        -------------------
                        (24 digits maximum)

Location of Equipment:                            Initial Term:   48 months
---------------------                             ------------    ---------
Same as Above                                     (Number of Rent Intervals)

                                                  Lease Rate Factor:  2.481%
                                                  -----------------   ------

Attn.:

EQUIPMENT (as defined below):                  Advance:  $6,202.50
                                                         ---------


NMR, which shall be delivered to and accepted by Lessee by April 17, 1996 ("Equipment Delivery Period"), for which Lessor receives a vendor invoice approved for payment, up to an aggregate purchase price of $250,000.00 ("Commitment Amount").

1.      Equipment Purchase

        This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in a value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) or (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgement at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

        Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

        (v) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

        (vi) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than November 17, 1995*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

ORIGINAL EQUIPMENT INVOICE             PERCENT OF ORIGINAL MANUFACTURER'S NET
           DATE                             EQUIPMENT COST PAID BY LESSOR
--------------------------             ---------------------------------------

Between 5/1/95 and 11/17/95                              100%

Between 3/1/95 and 4/30/95                               80%

Between 12/1/94 and 2/28/95                              70%

Between 9/1/94 and 11/30/94                              65%

Between 6/1/94 and 8/31/94                               60%

        (vii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

        (viii) INVENTORY EQUIPMENT. Upon Lessee's request, Lessor may supply new or used Equipment from its inventory at rates provided by Lessor.

2.        Commencement Date

          The Commencement Date for each item of new on-order or used on-order Equipment will be the date Lessee approves the vendor invoice. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price, and the Commencement Date for inventory Equipment shall be the Delivery Date or if such inventory Equipment requires installation, the date such installation is completed. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.  Option to Extend

          So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.  Purchase Option

          So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicableSummary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term or extended term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 20% of Lessor's original equipment cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

6.  Special Terms

        The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

        Subsection 14.2 "Financial Statements" in line 3, delete "Board of
                         --------------------
    Directors" and insert "Series A Preferred stockholders".

    Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representation and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

INSPIRE PHARMACEUTICALS, INC.                     COMDISCO, INC.
as Lessee                                         as Lessor


By:      /s/ Tim Gupton                         By:     /s/ James P. Labe
       --------------------------------                -----------------------

Title:   CFO                                    Title:   President
       --------------------------------                -----------------------

Date:   10/13/95                                Date:    10/14/95
       --------------------------------                -----------------------

                                   EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE
                           --------------------------


        This Summary Equipment Schedule dated as of _______, 1995 is executed pursuant to Equipment Schedule No. VL-2 dated as of October 13, 1995 to the Master Lease Agreement dated as of October 13, 1995 between Comdisco, Inc. ("Lessor") and Inspire Pharmaceuticals, Inc. ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. VL-2 are incorporated herein and made part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.  For Period Beginning:               And Ending:
    --------------------                ----------

2.  Initial Term Starts on:             Initial Term:
    ----------------------              -------------
                                        (Number of Rent Intervals)

3.  Total Summary Equipment Cost:
    ----------------------------

4.  Lease Rate Factor:
    -----------------

6.  Rent:
--  ----

6.  Acceptance Doc Type:
    -------------------

                            EQUIPMENT SCHEDULE VL-3
                          DATED AS OF October 13, 1995
                           TO MASTER LEASE AGREEMENT
               DATED AS OF October 13, 1995 (THE "MASTER LEASE")


LESSEE:  INSPIRE PHARMACEUTICALS, INC.         LESSOR:  COMDISCO, INC.

Admin. Contact/Phone No.:                      Address for all Notices:
------------------------                       -----------------------

Dan Routhier                                   6111 North River Road
Manager, Finance & Operations                  Rosemont, Illinois 60018
(919) 941-9777                                 Attn.:  Venture Group
Address for Notices:
-------------------
4222 Emperor Blvd., Suite 470
Morrisville, NC 27560

Attn.:

Central Billing Location:                      Rent Interval:  Monthly
------------------------                       -------------
Same as Above

Attn.:

Lessee Reference No.:   -------------------
                        (24 digits maximum)

Location of Equipment:                           Initial Term:   48 months
---------------------                            ------------    ---------
Same as Above                                    (Number of Rent Intervals)

                                                 Lease Rate Factor: Annual
                                                 -----------------  ------
                                                 interest rate equal to the
                                                 --------------------------
                                                 Prime Interest Rate, as
                                                 -----------------------
                                                 reported by The Wall Street
                                                 -------------------------------
                                                 Journal at the time of Lessor's
                                                 -------------------------------
                                                 approval of this Equipment
                                                 --------------------------
                                                 Schedule VL-3, plus 1%.
                                                 -----------------------

Attn.:

EQUIPMENT (as defined below):                    Advance:  To Be Determined at
                                                           -------------------
                                                 the Time of Approval
                                                 --------------------


This Equipment Schedule VL-3 is wholly contingent upon Lessee's request and Lessor's successful review of Lessee's financial and operational status and execution by Lessee of a Warrant Agreement in form and substance satisfactory to Lessor granting Lessor the right to purchase 50,000 shares of Lessee's Series A Preferred Stock at an exercise price equal to the most recent venture capital round price per share of such Preferred Stock

     Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period October 17, 1995 through April 17,
                                                  --                     --
     1996 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment up to an aggregate purchase price of $500,000.00 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.      Equipment Purchase

        This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first two categories listed below or by providing Lessee with Equipment from the third category, in a value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i) or (ii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgement at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

        Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

        (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

        (ii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

        (iii) INVENTORY EQUIPMENT. Upon Lessee's request, Lessor may supply new or used Equipment from its inventory at rates provided by Lessor.

3.      Commencement Date

        The Commencement Date for each item of new on-order or used on-order Equipment will be the date Lessee approves the vendor invoice. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price, and the Commencement Date for inventory Equipment shall be the Delivery Date or if such inventory Equipment requires installation, the date such installation is completed. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.    Option to Extend

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.    Purchase Option

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term or extended term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 20% of Lessor's original equipment cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.   Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

  Subsection 14.2 "Financial Statements" in line 3, delete "Board of Directors"
                   --------------------
  and insert "Series A Preferred stockholders".

  Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

INSPIRE PHARMACEUTICALS, INC.                          COMDISCO, INC.
as Lessee                                              as Lessor

By:      /s/ Tim Gupton                         By:     /s/ James P. Labe
       --------------------------------                -----------------------

Title:   CFO                                    Title:   President
       --------------------------------                -----------------------

Date:   10/13/95                                Date:    10/14/95
       --------------------------------                -----------------------

                                   EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE
                           --------------------------


        This Summary Equipment Schedule dated as of _______, 1995 is executed pursuant to Equipment Schedule No. VL-3 dated as of October 13, 1995 to the Master Lease Agreement dated as of October 13, 1995 between Comdisco, Inc. ("Lessor") and Inspire Pharmaceuticals, Inc. ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. VL-3 are incorporated herein and made part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.  For Period Beginning:               And Ending:
    --------------------                ----------

2.  Initial Term Starts on:             Initial Term:
    ----------------------              -------------
                                        (Number of Rent Intervals)

3.  Total Summary Equipment Cost:
    ----------------------------

4.  Lease Rate Factor:
    -----------------

7.  Rent:
    ----

6.  Acceptance Doc Type:
    -------------------

                            EQUIPMENT SCHEDULE VL-4
                           DATED AS OF JUNE 18, 1998
                           TO MASTER LEASE AGREEMENT
               DATED AS OF OCTOBER 13, 1995 (THE "MASTER LEASE")




LESSEE:  INSPIRE PHARMACEUTICALS, INC.           LESSOR:  COMDISCO, INC.

Admin. Contact/Phone No.:                        Address for all Notices:
------------------------                         -----------------------

Phone: (919) 941-9777                            6111 North River Road
Fax:      (919) 941-9797                         Rosemont, Illinois 60018
                                                 Attn.:  Venture Group
Address for Notices:
-------------------
4222 Emperor Blvd., Suite 470
Durham, NC 27560

Central Billing Location:                        Rent Interval:     Monthly
------------------------                         -------------
same as above

Attn.:

Lessee Reference No.:   -------------------
                        (24 digits maximum)

Location of Equipment:                           Initial Term:    48 months
---------------------                            ------------
same as above                                    (Number of Rent Intervals)

                                                 Lease Rate Factor:    2.418%
                                                 -----------------

Attn.:

EQUIPMENT (as defined below):                    Advance:              $8,583.90
                                                                       ---------




     Laboratory Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period June 18, 1999 through November 18, 1999 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $355,000.00 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.      Equipment Purchase

        This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii), (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgement at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

        Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

        (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

        (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than July 18, 1998*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:


ORIGINAL EQUIPMENT INVOICE                PERCENT OF ORIGINAL MANUFACTURER'S
          DATE                            NET EQUIPMENT COST PAID BY LESSOR
--------------------------                ----------------------------------

Between 6/18/98 and 3/20/98                            100%
Between 1/18/98 and 3/19/98                            80%
Between 10/19/97 and 1/17/98                           70%

        (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

        (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Lessor's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.  Commencement Date

              The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment
    Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.  Option to Extend

    So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary

Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms.
The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.   Purchase Option

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term or extended term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 20% of Lessor's original equipment cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) day s before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.   Optional Commitment Amount

     So long as no Event of Default shall have occurred and is continuing hereunder, and upon written notice, Lessee will have the right to request Lessor to release an Optional Commitment Amount of $497,000.00 under the same terms and conditions as stated herein. Upon Lessor's approval of such Optional Commitment Amount, Lessee will pay to Lessor an Advance Rent in the amount of $ 12,017.46 and provide Lessor with a Warrant Agreement which contains similar terms and conditions as the Warrant Agreement between the parties dated 6/18/98 whereby Lessee shall grant Lessor the right to purchase share of Series B Preferred Stock at an Exercise Price of $1.20.

6.   Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

          Subsection 14.2 "Financial Statements" in line 3, delete "Board of Directors" and insert "Series B Preferred stockholders".

     Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

INSPIRE PHARMACEUTICALS, INC.                     COMDISCO, INC.
as Lessee                                         as Lessor


By:     /s/ Christy Shaffer                By:     /s/ James P. Labe
       -------------------------                  -----------------------

Title:  VP, Development, COO               Title:   President
       -------------------------                  -----------------------

Date:   June 18, 1998                      Date:    June 19, 1998
       -------------------------                  -----------------------

                                   EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE
                           --------------------------


  This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.   For Period Beginning:                      And Ending:
     --------------------                       ----------

2.   Initial Term Starts on:                    Initial Term:
     ----------------------                     -------------
                                                (Number of Rent Intervals)
3.   Total Summary Equipment Cost:
     ----------------------------

4.   Lease Rate Factor:
     -----------------

5.   Rent:
     ----

6.   Acceptance Doc Type:
     -------------------

                            EQUIPMENT SCHEDULE VL-5
                           DATED AS OF JUNE 18, 1998
                           TO MASTER LEASE AGREEMENT
               DATED AS OF OCTOBER 13, 1995 (THE "MASTER LEASE")




LESSEE:  INSPIRE PHARMACEUTICALS, INC.          LESSOR:  COMDISCO, INC.

Admin. Contact/Phone No.:                       Address for all Notices:
------------------------                        -----------------------

Phone: (919) 941-9777                           6111 North River Road
Fax:      (919) 941-9797                        Rosemont, Illinois 60018
                                                Attn.:  Venture Group
Address for Notices:
-------------------
4222 Emperor Blvd., Suite 470
Durham, NC 27560

Central Billing Location:                       Rent Interval:     Monthly
------------------------                        -------------
same as above

Attn.:

Lessee Reference No.:   -------------------
                        (24 digits maximum)

Location of Equipment:                          Initial Term:    30 months
---------------------                           ------------
same as above                                   (Number of Rent Intervals)

                                                Lease Rate Factor:    3.666%
                                                -----------------

Attn.:

EQUIPMENT (as defined below):                    Advance:             $2,676.18




     Computer Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period June 18, 1999 through November 18, 1999 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $73,000.00 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.   Equipment Purchase

     This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii), (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgement at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

        Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

        (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

        (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than July 18, 1998*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

ORIGINAL EQUIPMENT INVOICE              PERCENT OF ORIGINAL MANUFACTURER'S
          DATE                          NET EQUIPMENT COST PAID BY LESSOR
--------------------------              ----------------------------------
Between 6/18/98 and 3/20/98                            100%
Between 1/18/98 and 3/19/98                            80%
Between 10/19/97 and 1/17/98                           70%

        (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

        (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Lessor's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.  Commencement Date

    The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.  Option to Extend

    So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.    Purchase Option

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 20% of the Equipment cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) day s before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.    Technology Exchange Option

      If Lessee is not in default, and there is no material adverse change in Lessee's credit, on or after the expiration of the 12th month of any Summary Equipment Schedule, Lessee shall have the option to replace any of the Equipment subject to such summary Equipment Schedule with new technology equipment ("New Technology Equipment") utilizing the following guidelines:

A. Equipment being replaced with New Technology Equipment shall have an aggregate original cost equal to or greater than $20,000 and be comprised of full configurations of equipment.

B. This technology Exchange Option shall be limited to a maximum in the aggregate of fifty percent (50%) of the original equipment cost and shall not apply to software.

C. The cost of the New Technology Equipment must be equal to or greater than the original equipment cost of the replaced equipment, but in no event shall exceed 150% of the original equipment cost.

D. The remaining lease payments applicable to the equipment being replaced by the New Technology Equipment will be discounted to present value at 6%.

The wholesale market value of the equipment being replaced will be established by Lessor based upon then current market conditions. Upon the return of the replaced equipment, the wholesale price will be deducted from the present value of the remaining rentals and the differential will be added to the cost of the New Technology Equipment in calculating the new rental. The lease for the New Technology Equipment will contain terms and conditions substantially similar to those for the replaced equipment and will have an Initial Term not less than the balance of the remaining Initial Term for the replaced equipment.

6.    Optional Commitment Amount

      So long as no Event of Default shall have occurred and is continuing hereunder, and upon written notice, Lessee will have the right to request Lessor to release an Optional Commitment Amount of $102,200.00 under the same terms and conditions as stated herein. Upon Lessor's approval of such Optional Commitment Amount, Lessee will pay to Lessor an Advance Rent in the amount of $ 3,746.65 and provide Lessor with a Warrant Agreement which contains similar terms and conditions as the Warrant Agreement between the parties dated 6/18/98 whereby Lessee shall grant Lessor the right to purchase shares of Series B Preferred Stock at an Exercise Price of $1.20.

7.    Special Terms

      The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

  Subsection 14.2 "Financial Statements" in line 3, delete "Board of Directors"
                   --------------------
  and insert "Series B Preferred stockholders".

  Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

INSPIRE PHARMACEUTICALS, INC.                     COMDISCO, INC.
as Lessee                                         as Lessor


By:     /s/ Christy Shaffer                By:      /s/ James P. Labe
       -------------------------                  -------------------------

Title:  VP, Development, COO               Title:   President
       -------------------------                  -------------------------

Date:   June 18, 1998                      Date:    June 19, 1998
       -------------------------                   -------------------------

                                   EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE
                           --------------------------


          This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.    For Period Beginning:                     And Ending:
      --------------------                      ----------

2.    Initial Term Starts on:                   Initial Term:
      ----------------------                    -------------
                                                (Number of Rent Intervals)
3.    Total Summary Equipment Cost:
      ----------------------------

4.    Lease Rate Factor:
      -----------------

5     Rent:
      ----

6.    Acceptance Doc Type:
      -------------------

                            EQUIPMENT SCHEDULE VL-6
                           DATED AS OF JUNE 18, 1998
                           TO MASTER LEASE AGREEMENT
               DATED AS OF OCTOBER 13, 1995 (THE "MASTER LEASE")




LESSEE:  INSPIRE PHARMACEUTICALS, INC.            LESSOR:  COMDISCO, INC.

Admin. Contact/Phone No.:                         Address for all Notices:
------------------------                          -----------------------

Phone: (919) 941-9777                             6111 North River Road
Fax:   (919) 941-9797                             Rosemont, Illinois 60018
                                                  Attn.:  Venture Group
Address for Notices:
-------------------
4222 Emperor Blvd., Suite 470
Durham, NC 27560

Central Billing Location:                         Rent Interval:      Monthly
------------------------                          -------------
same as above

Attn.:

Lessee Reference No.:   -------------------
                        (24 digits maximum)

Location of Equipment:                            Initial Term:    30 months
---------------------                             ------------
same as above                                     (Number of Rent Intervals)

                                                  Lease Rate Factor:  3.712%
                                                  -----------------

Attn.:

EQUIPMENT (as defined below):                     Advance:  $2,672.64
                                                            ---------




     Software and tenant improvements specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period June 18, 1998 through November 18, 1999 ("Equipment Delivery Period") for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $72,000.00 ("Commitment Amount"); excluding custom use equipment, delivery costs, rolling stock, special tooling, hand held items, molds and fungible items.

1.   Equipment Purchase

     This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii), (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgement at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.


        (ix) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

        (x) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than July 18, 1998*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

ORIGINAL EQUIPMENT INVOICE                   PERCENT OF ORIGINAL MANUFACTURER'S
           DATE                              NET EQUIPMENT COST PAID BY LESSOR
--------------------------                   ----------------------------------

Between 6/18/98 and 3/20/98 (90 days)                        100%
Between 1/18/98 and 3/19/98 (60 days)                        80%
Between 10/19/97 and 1/17/98 (90 days)                       70%

        (xi) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

        (xii) 800 NUMBER EQUIPMENT. Upon Lessee's use of Lessor's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.   Commencement Date

     The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the term and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.   Miscellaneous

     In consideration of Lessor financing software and tenant improvements hereunder, Lessee agrees in addition to its last Monthly Rent Payment to remit to Lessor an amount equal to 15% of Lessor's aggregate cost of software and tenant improvements provided hereunder.

4.   Optional Commitment Amount

     So long as no Event of Default shall have occurred and is continuing hereunder, and upon written notice, Lessee will have the right to request Lessor to release an Optional Commitment Amount of $100,800.00 under the same terms and conditions as stated herein. Upon Lessor's approval of such Optional Commitment Amount, Lessee will pay to Lessor an Advance Rent in the amount of $3,741.70 and provide Lessor with a Warrant Agreement which contains similar terms and conditions as the Warrant Agreement between the parties dated 6/18/98 whereby Lessee shall grant Lessor the right to purchase shares of Series B Preferred Stock at an Exercise Price of $1.20.

5.   Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

     (a)  Section 9, Delivery and Return of Equipment
          -------------------------------------------

     Delete second, third and fourth sentences in their entirety.



Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

INSPIRE PHARMACEUTICALS, INC.                     COMDISCO, INC.
as Lessee                                         as Lessor


By:     /s/ Christy Shaffer                By:     /s/ James P. Labe
       -------------------------                  -------------------------

Title:  VP, Development, COO               Title:  President
       -------------------------                  -------------------------

Date:   June 18, 1998                      Date:   June 19, 1998
       -------------------------                  -------------------------

                                   EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE
                           --------------------------


          This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.    For Period Beginning:                     And Ending:
      --------------------                      ----------

2.    Initial Term Starts on:                   Initial Term:
      ----------------------                    -------------
                                                (Number of Rent Intervals)

3.    Total Summary Equipment Cost:
      ----------------------------

4.    Lease Rate Factor:
      -----------------

5.    Rent:
       ----

6.    Acceptance Doc Type:
      -------------------